Genprex®

REPROGRAMMING THE COURSE OF CANCER AND DIABETES

NASDAQ: GNPX

Updated March 2, 2021

FORWARD-LOOKING STATEMENTS

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding our achievement of key milestones, our ability to advance the clinical development, manufacturing and commercialization of our product candidates, and the effects of our product candidates, alone and in combination with other therapies, on cancer and diabetes. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, the effects of Fast Track Designation, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer and diabetes, the timing of our IND filings and amendments, the timing and outcome of FDA action with respect to our IND filings and amendments, the timing and our ability to contract with clinical sites and to enroll patients in our clinical trials, the timing and success of our clinical trials and planned clinical trials of our product candidates, the timing and success of obtaining FDA approval of our product candidates, costs associated with developing our product candidates and whether patents will ever be issued under patent application that are the subject of our license agreements. These and other risks and uncertainties are described more fully under the caption "Risk Factors" in our filings and reports with the United States Securities and Exchange Commission. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

This presentation highlights basic information about our company. Because it is a summary, it does not contain all of the information you should consider before investing in our company. Further information about our company may be found in our public filings and reports with the United States Securities and Exchange Commission.

GNPX AT A GLANCE

COMPANY	SYMBOL	EXCHANGE	SHARE PRICE[1]	MARKET CAP[2]	10-DAY AVG VOLUME[1]	SHARES OUTSTANDING[3]	CASH[3]
Genprex, Inc.	GNPX	Nasdaq	$5.38	$254M	1.1M	47,276,764	$56,111,196

1: As of March 1, 2021.
2: Based on closing price as of March 1, 2021 and pro-forma shares outstanding as of February 11, 2021.
3: Cash and shares outstanding as of September 30, 2020 on a pro-forma as adjusted basis giving effect to (i) option and warrant exercises, (ii) share issuances, and (iii) the Company's December 2020 and February 2021 registered direct offerings up through February 11, 2021. Does not give effect to cash expenditures since September 30, 2020.

MAJOR COMPETITIVE ADVANTAGES

GENE THERAPY PLATFORM. Our non-viral Oncoprex® nanoparticle delivery system is designed to deliver a variety of therapeutic genes to fight cancer. Data indicate that our lead drug candidate, REQORSA™ immunogene therapy, may be combined with a number of approved cancer drugs, and that it may be effective against many types of cancer, including non-small cell lung cancer, glioblastoma, head and neck cancer, breast cancer (including triple negative breast cancer), renal cell carcinoma, and soft tissue carcinoma.

FIRST IN HUMANS. We believe that REQORSA, unlike other gene therapies, which either need to be delivered directly into tumors or require cells to be removed from the body, re-engineered and then reinserted into the body, is the first systemic gene therapy to be used for cancer in humans.

LARGE MARKETS AND UNMET NEED IN CANCER & DIABETES. Our initial disease indication is non-small cell lung cancer (NSCLC). Lung cancer is the leading cause of cancer deaths worldwide. NSCLC constitutes approximately 84% of lung cancers, and the projected market size of lung cancer therapeutics is expected to grow to $26.3 billion by 2023. We are also developing a separate therapy for diabetes, with a projected $78.2 billion market by the end of 2026.

REQORSA™ CAN BE COMBINED WITH AND MAY IMPROVE THE BENEFITS OF TOP-SELLING CANCER DRUGS. REQORSA is synergistic with epidermal growth factor receptor (EGFR) tyrosine kinase inhibitors (TKIs), including **Tagrisso**, and with checkpoint inhibitors, including **Keytruda**. **Tagrisso**, with sales of more than $3 billion in 2019, **is AstraZeneca's largest selling drug**. **Keytruda**, with sales of more than $11 billion in 2019, **is Merck's largest selling drug**. Data show that combining REQORSA with Tagrisso or Keytruda achieves more favorable results than either drug alone.

FDA FAST TRACK DESIGNATION for use of REQORSA, combined with Astra Zeneca's Tagrisso, in late stage lung cancer patients whose disease progressed after treatment with Tagrisso. Nearly all patients receiving Tagrisso experience disease progression. According to AstraZeneca's data, the median time to progression is about 18 months.

DEMONSTRATED CLINICAL ACHIEVEMENT. REQORSA has been tested in **more than 50 patients** over two Phase 1 clinical trials and a portion of a Phase 2 clinical trial showing a favorable safety profile and evidence of efficacy in lung cancer.

INITIATIATING TWO CLINICAL TRIALS IN LUNG CANCER IN 2021. We plan to initiate a clinical trial of REQORSA combined with **Tagrisso** and a clinical trial of REQORSA combined with **Keytruda** in late-stage lung cancer patients in 2021.

WORLD CLASS ACADEMIC PARTNERS. Our cancer therapies were invented and developed at **The University of Texas MD Anderson Cancer Center**. Our diabetes therapy was invented and developed at the **University of Pittsburgh**.

EXPANDING OUR PIPELINE. We are constantly working to add to our pipeline of new drugs, drug combinations and disease indications through a robust preclinical research program at MD Anderson, and by actively exploring in-licensing and other acquisition opportunities.

STRONG BALANCE SHEET. With a strong balance sheet, we are well positioned to advance our programs.

EXECUTIVE SUMMARY

MAJOR COMPETITIVE ADVANTAGES

- GENE THERAPY PLATFORM
- FIRST SYSTEMIC GENE THERAPY USED FOR CANCER IN HUMANS
- LARGE MARKETS AND UNMET NEED
- COMBINATION TRIALS WITH TOP SELLING CANCER DRUGS
- FDA FAST TRACK DESIGNATION
- DEMONSTRATED CLINICAL ACHIEVEMENT
- INITIATING TWO LUNG CANCER TRIALS IN 2021
- WORLD-CLASS ACADEMIC PARTNERS
- EXPANDING PIPELINE
- STRONG BALANCE SHEET

FAST TRACK DESIGNATION



- Genprex received Fast Track Designation (FTD) for **REQORSA + AstraZeneca's Tagrisso** for non-small cell lung cancer (NSCLC) patients that progressed on Tagrisso.
- Tagrisso had **$4B+ worldwide gross sales in 2020**, and it is AstraZeneca's highest grossing product.
- FTD is for therapies showing potential to **address unmet medical need** for a serious or life-threatening disease.
- FTD helps **facilitate** drug development, **expedites** regulatory review and **opens potential doorways** for accelerated approval, rolling review of subsequent Biologics License Application (BLA) and priority review.

RESEARCH AND DEVELOPMENT PIPELINE


DISCOVERY
PRECLINICAL
CLINICAL PHASE 1
CLINICAL PHASE 2
CLINICAL PHASE 3
ONCOLOGY
NON-SMALL CELL LUNG CANCER
REQORSA™ + TARGETED THERAPIES
Acclaim-1
REQORSA + Tagrisso
REQORSA™ + IMMUNOTHERAPIES
Acclaim-2
REQORSA + Keytruda
VARIOUS ONCOLOGY TARGETS
DISCOVERY PROGRAMS
Undisclosed
DIABETES
DIA-001
GPX-002
U.S. FDA Fast Track Designation

Acclaim·1

GENERAL STUDY CHARACTERISTICS

- REQORSA in combination with AstraZeneca's Tagrisso for NSCLC
- Patients with Stage 4, EGFR mutant NSCLC whose disease progressed after Tagrisso
- ~15 U.S. sites
- ~92 patients
  - Phase 1: 9-18 patients
  - Phase 2: 74 patients
- Interim analysis at 51 events (i.e., disease progression or death)
- Initiating Phase 1/2 study in 1H 2021

Measuring Time From First Progression To Second Progression: Tagrisso Monotherapy vs. REQORSA + Tagrisso



PHASE 1
DOSE ESCALATION REQORSA + TAGRISSO
PHASE 2
STUDY ARM
VS.
CONTROL ARM
PRIOR TAGRISSO MONOTHERAPY
First progression
REQORSA + TAGRISSO
Second progression
PRIOR TAGRISSO MONOTHERAPY
First progression
CONTINUED TAGRISSO MONOTHERAPY
Second progression
Second progression of Tagrisso monotherapy is expected to be 4-5 months after first progression

Continuing Osimertinib (Tagrisso) Treatment After Progression Prolongs Survival Benefit in NSCLC. *Targeted Oncology*. https://www.targetedonc.com/view/continuing-osimertinib-treatment-after-progression-prolongs-survival-benefit-in-nsclc. Accessed November 10, 2020.

Acclaim · 1

PHASE 1 COMPONENT

- 3+3 dose escalation of REQORSA in combination with Tagrisso

PRIMARY ENDPOINT
- Dose limiting toxicity

PHASE 2 COMPONENT

- Randomized 1:1, open-label, 2-arm study of REQORSA in combination with Tagrisso vs. Tagrisso monotherapy

PRIMARY ENDPOINT
- Progression free survival (PFS)
- PFS improvement of REQORSA combination versus Tagrisso monotherapy after first progression on Tagrisso monotherapy

SECONDARY ENDPOINTS
- Overall response rate
- Overall survival
- Tolerability
- Number of adverse events

BRIDGING GAPS IN MODERN MEDICINE

HELPING PATIENTS WITH LIMITED TREATMENT OPTIONS

ONCOLOGY

- Genprex's **oncology combination treatment approach** utilizes targeted therapies and immunotherapies.
- Planned clinical trials include combinations of REQORSA with AstraZeneca's top selling drug, **Tagrisso** and Merck's top selling drug, **Keytruda**.
- Lung cancer kills **1.7 million people per year**[1], more than any other type of cancer.

DIABETES

- Gene therapy drug candidate addresses **Type 1 and Type 2** diabetes.
- May reduce or **eliminate daily burden** of checking and monitoring blood glucose levels.
- May **eliminate the need for insulin** and daily medication.
- Affects **34 million people**[2] in the U.S.

1. World Health Organization: https://www.who.int/news-room/fact-sheets/detail/cancer
2. Centers for Disease Control: https://www.cdc.gov/diabetes/pdfs/data/statistics/national-diabetes-statistics-report.pdf



ONCOLOGY PROGRAM

NON-SMALL CELL LUNG CANCER

MARKET STATISTICS

84%

MOST COMMON LUNG CANCER

NSCLC represents the majority of all lung cancers.

2M

WORLDWIDE CASES

More than two million cases per year worldwide.

235K

UNITED STATES

More than a quarter of a million new cases per year in the U.S.

$4B+

TAGRISSO® 2020 SALES

AstraZeneca's highest grossing product.

$14B+

KEYTRUDA® 2020 SALES

Merck's highest grossing product.

$26.3B+

GLOBAL MARKET

Global market is projected to grow from $17.9 billion in 2018 to $26.3 billion by 2023.

NOVEL PLATFORM TO TREAT CANCER

ONCOPREX® NANOPARTICLE DELIVERY SYSTEM



GENES
Multiple tumor suppressor genes

SYNERGIES
Modern approach using combination therapy

CANCERS
Genetic mutations found in other cancers

ONCOPREX NANOPARTICLE DELIVERY SYSTEM

CATIONIC LIPID NANOPARTICLE CARRIES DRUG TO TUMORS


Positively charged nanoparticle
TUSC2 gene Cassette
Negatively charged cancer cell
Nanoparticle attaches to cancer cell
Cancer killing genes integrate into cell
Cell death

Our <u>**non-viral,**</u> biodegradable, **positively-charged lipid nanoparticle (LNP)** has affinity to negatively-charged cancer cells, with up to a **33-fold uptake** in cancer cells vs. normal cells and has been **well tolerated in humans** with **> 50 study patients**.

TARGETING NEGATIVE SURFACE CHARGES OF CANCER CELLS

AN IDEAL MEANS TO SELECTIVELY TARGET CANCER CELLS

- The activities of glucose metabolism have a profound impact on the surface of cancer cells
- Elevated glycolysis in cancer cells lead to a higher secretion of lactate
- Secreted lactate ions remove positive ions, causing cancer cells to be negatively charged

Normal cells do not have an elevated glycolysis; therefore the surfaces of normal cells remain charge-neutral or slightly positive.



Oncoprex, a gene delivery system using positively-charged nanoparticles, is an ideal means to selectively target cancer cells.

REQORSA™ TARGETS CANCER AT ITS CORE

DOTAP: CHOL-TUSC2


TUSC2


Injured cell
Apoptosis



CONTROLS CELL SIGNALING

Pan-kinase inhibition decreases cell proliferation

STIMULATES APOPTOTIC PATHWAYS

Leads to programmed cell death

MODULATES IMMUNE RESPONSE

Promotes immune activity against cancer

TUSC2 INHIBITS KEY CELL SIGNALING

TUSC2 TUMOR SUPPRESSOR GENE HAS PAN-KINASE ACTIVITY THAT CAN OVERCOME CANCER RESISTANCE PATHWAYS


EGFR
Inhibition
TUSC2
PI3K
Ras
AKT
Raf
MAPKK
GSK-3
MAPK
Nucleus
Cell Survival Proliferation


Apoptotic Stimuli Oncogenic Stress
Intrinsic Apoptosis Signaling Pathway
TUSC2
Inhibition
MDM2
P53
CYT C
Mitochondria
Inhibition
BCL2
BAK
BAX
ATP
Apaf1
ADP
ADP
TUSC2
CYT C
Casp9
Casp9
Caspase Cascades
Apoptosis

REQORSA MODULATES THE IMMUNE SYSTEM

Immunomodulation of Carbo + Pembro + TUSC2 demonstrates rationale for the **Acclaim-1** and **Acclaim-2** clinical trials treating patients who show progression after treatment with Tagrisso or Keytruda.

Note: Treg and Myeloid cells are immunosuppressive



A
Active T cells (Lung)
% of active T cells
0
10
20
30
40
50
Active CD8 T
Active CD4 T
Carbo+Pembro
Carbo+Pembro+TUSC2
B
Treg in Lung Metastasis
% of Treg
0
1
2
3
Carbo+Pembro
Carbo+Pembro+TUSC2
C
NK in Lung Metastasis
% of hCD56+ve
0
5
10
15
Carbo+Pembro
Carbo+Pembro+TUSC2
D
Myeloid cells in Lung Metastasis
% of Lin-ve
0
20
40
60
80
100
Carbo+Pembro
Carbo+Pembro+TUSC2
E
DC in Lung Metastasis
%of HLA-DR+ve
0
10
20
30
40
Carbo+Pembro
Carbo+Pembro+TUSC2

Image: Immunoprofiling of infiltrated human immune cells into lung metastases after two-week treatment with Carboplatin + Pembrolizumab or TUSC2 + Carboplatin + Pembrolizumab by multicolor flow cytometry. Percentage of human: A) Activated CD8+(cytotoxic) T and CD4+ T cells, B) Regulatory T cells (Tregs), C) Natural Killer cells (NK), D) Myeloid cells, and E) Dendritic cells (DCs).

REQORSA MONOTHERAPY

ONC-001 TRIAL

DOSE ESCALATION STUDY

Explore toxicity and tolerability in patients.

Phase 1 monotherapy results:

- 31 Stage IV patients with at least 1 of 6 trial doses
- 23 patients evaluable
- Cancer growth halted in 5 of 23 patients
- Stable disease n=5; responses n=3
- Maximum Tolerated Dose (MTD) established
- Well tolerated in patients



(Metabolic responses in late-stage metastatic lung cancer patient)

Source: Phase 1 Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans. Lu, C. et al. PLOS One. 2012.

REQORSA + TARCEVA COMBINATION

PHASE 2 PRELIMINARY DATA IN SUBJECTS WITH OR WITHOUT EGFR MUTATIONS

PATIENT EGFR STATUS	RESPONSE	PRIOR THERAPY	LINE OF THERAPY
Positive (exon 18+20)	Complete Response	Chemo	3
Negative	24% regression Target Lesion	Chemo / anti-PD1	2
Negative	30% regression one Target Lesion 18% regression all Target Lesion	Chemo / anti-PD1	6
Positive (exon 21) / T790M Negative	Tumor Regression Metabolic response *PET Scan*	Tarceva *Multiple cycles*	3
Positive (exon 21)	Stable Disease	Tarceva	2
Negative	Stable Disease	Chemo	2
Negative	Stable Disease	Chemo	4

- *Combination therapy (re)sensitizes lung cancer cells and/or overcomes resistance to targeted therapies and other classes of drugs (i.e. anti-PD1 inhibitor). Slowed tumor progression in 7 out of 9 patients – 78% disease control rate (DCR; RECIST criteria).*
- *9 out of 10 patients evaluable to date, all but one received prior treatments. One subject withdrew consent.*
- *Genprex does not intend to reopen enrollment in this Phase1/2 trial.*

REQORSA + TARCEVA COMBINATION



Swimmer Plot of Best Response, with Time on Study
EGFR status/mutation
Negative
Negative
Positive (exon 18+20)
Negative
Negative
Negative
Negative
Negative
Positive (exon 21)
Negative
Negative
Positive (exon 21)
SD
SD
CR
SD
SD
SD
SD
SD
SD
SD
SD
SD
★ Chemotherapy
▲ Chemotherapy+Immunotherapy
● Tarceva
0
10
20
30
40
Weeks
Dose Level
Ph1DL1
Ph1DL2
Ph1DL3
Ph2

REQORSA SHOWS SYNERGY WITH IMMUNOTHERAPIES

REQORSA IS SYNERGISTIC WITH ANTI-PD1 IN A SYNGENEIC MOUSE MODEL OF LUNG CANCER



Survival on Lung Metastasis Model
Percent survival
100
50
0
10
15
20
25
Days
Control
PD1+CTLA4
TUSC2
TUSC2+PD1
TUSC2+PD1+CTLA4

TUSC2+anti-PD1 exhibit greater antitumor activity than either agent alone or control.



Non-Treated
TUSC2-Treated

TUSC2+anti-PD1 combination significantly prolonged survival in a lung metastasis model refractory to checkpoint blockade alone.

REQORSA SHOWS SYNERGY WITH IMMUNOTHERAPIES

REQORSA IS SYNERGISTIC WITH ANTI-PD1 IN A HUMANIZED MOUSE MODEL OF LUNG CANCER

REQORSA + Keytruda

Strong antitumor immune responses of anti-PD1 were found against PDX tumors developed in humanized mice.



Humanized (Wk2)
Non-Humanized (Wk2)
Control
TUSC2
Pembro
Comb

REQORSA + Keytruda + Chemo

REQORSA+anti-PD1+chemo combination resulted in metastasis regression significantly greater than either REQORSA alone or anti-PD1+chemo.



Post-Treatment (Wk5)
No Treatment
TUSC2
Carbo+Pembro
Carbo+Pembro+TUSC2

DIABETES PROGRAM



DIABETIC PATIENTS IN NEED OF MODERN THERAPY

GPX-002 MAY ELIMINATE NEED FOR INSULIN IN DIABETIC PATIENTS


105

Type 1 and Type 2 diabetes affect approximately **34 million people in the U.S**[1], or 10 percent of the U.S. population.

May replace daily burden of blood glucose monitoring and insulin replacement therapy, including finger pricks and insulin injections.

Holds potential to provide long-term effectiveness, or **may even be a cure**, for diabetic patients.

1. Centers for Disease Control: [illegible]

GPX-002 REPLENISHES LEVELS OF INSULIN

REPROGRAMS AND RESTORES CELL FUNCTION

Novel infusion process uses an endoscope and an AAV vector to deliver the Pdx1 and MafA genes to the pancreas.

Transforms alpha cells in the pancreas into functional beta-like cells, which can produce insulin but are distinct enough from beta cells to evade the body's immune system.

In vivo, pre-clinical studies show that GPX-002 **restored normal blood glucose levels** for an extended period of time.


Hyperglycemia
Euglycemia
Intraductal infusion of *Pdx1*- and *Mafa*-expressing AAV
Alpha- to beta-cell reprogramming
Beta-cell deficiency
Restored beta-cell mass
Alpha-cell
Beta-cell
New beta-cell

A Phase 1 clinical trial could be the first-ever gene therapy tested in humans for diabetes.

Image source: Osipovich, Anna & Magnuson, Mark. (2018). Alpha to Beta Cell Reprogramming: Stepping toward a New Treatment for Diabetes. Cell Stem Cell. 22. 12-13. 10.1016/j.stem.2017.12.012

KEY MILESTONES THROUGH 2021 & BEYOND

Receive anticipated U.S. Food and Drug Administration (FDA) clearance for the Acclaim clinical trials

Dose the first patient in each of the Acclaim clinical trials

Announce interim data from the Acclaim clinical trials

Report preclinical data related to our Sponsored Research Agreement with MD Anderson Cancer Center and from the ongoing preclinical studies of GPX-002 with The University of Pittsburgh

Explore new cancer indications and expand our pipeline

Pursue pharmaceutical partnerships and collaborate with partners on our programs

Expand and strengthen our global intellectual property portfolio

SOME TARGETED THERAPY COMPANY VALUATIONS

COMPANY	SYMBOL	EXCHANGE	INDICATION	DRUG CANDIDATE/TARGET	PHASE	VALUATION
Iovance Biotherapeutics	IOVA	Nasdaq	Melanoma, Head and Neck, Cervical, NSCLC, Chronic Lymphocytic Leukemia	Lifileucel, LN-145	Phase 3(1,2)	$5.7 Billion
Mirati Therapeutics	MRTX	Nasdaq	NSCLC, Colorectal, Renal Cell, Ovarian	MRTX-849, Sitravatinib	Phase 3(2)	$10.2 Billion
Syndax Pharmaceuticals	SNDX	Nasdaq	Solid Tumors, Leukemia	Entinostat, Axatilimab, SNDX-5613	Phase 3(2)	$1.1 Billion
Turning Point Therapeutics	TPTX	Nasdaq	NSCLC and solid tumors	Repotrectinib, TPX-0022, TPX-0046	Phase 2(1)	$5.8 Billion
Genprex, Inc.	**GNPX**	**Nasdaq**	**NSCLC**	**REQORSA**	**Phase 1/2**	**$254 Million[3]**

Updated 03/01/2021; (1) Melanoma and Cervical, (2) Various Ph 1/2, (3) Reference slide 3

MEET OUR TEAM

COMPANY MANAGEMENT



RODNEY VARNER, JD

Chairman, President & Chief Executive Officer

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



CATHERINE VACZY

Executive VP, General Counsel & Chief Strategy Officer

- 20+ years of experience in senior executive, business and legal advisor roles at targeted and cell therapy oncology companies that achieved highly successful exits



MICHAEL REDMAN

Executive VP & Chief Operating Officer

- 30+ years of experience in pharmaceutical and biotech industry, including executive leadership roles



RYAN CONFER, MS

Chief Financial Officer

- 10+ years of C-Level experience in emerging technology companies
- Extensive experience in investment management, deal negotiation and technology transfer

MEET OUR TEAM

COMPANY MANAGEMENT



THOMAS GALLAGHER, JD

Senior Vice President, Intellectual Property and Licensing

- 20+ years of expertise in biotech IP law, business development, licensing transactions
- Seasoned IP executive and attorney



WILLIAM GANNON, JR., MD MBA

Vice President of Regulatory Affairs

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management



SHANNON INMAN

Vice President of Global Clinical Operations

- 20+ years of clinical operations expertise leading international clinical operations teams, overseeing multi-center global clinical trials



ERIC CHAPDELAINE

Vice President of Manufacturing

- 15+ years of experience in pharmaceutical and biotech industries, overseeing manufacturing operations, supply chain, quality control and analytical development

MEET OUR TEAM

SCIENTIFIC ADVISORY BOARD



JACK A. ROTH
MD, FACS, Chairman

- Professor and Bud Johnson Distinguished Clinical Chair, Department of Thoracic and Cardiovascular Surgery; Chief, Section of Thoracic Molecular Oncology; Professor of Molecular and Cellular Oncology; UT MD Anderson Cancer Center
- Director, W.M. Keck Center for Innovative Cancer Therapies



TONY S. K. MOK
MD, FRCP(C), FHKCP, FHKAM

- Professor and Chair of Clinical Oncology, the University of Hong Kong; Co-founder of the Lung Cancer Research Group
- Chairman, Department of Clinical Oncology; Professor of Clinical Oncology, Chinese University Hong Kong



PASI ANTERO JÄNNE
MD, PhD

- Professor of Medicine, Harvard Medical School; Director of Dana Farber Cancer Institute Lowe Center for Thoracic Oncology; Scientific Director of the Belfer Center for Applied Cancer Science



GEORGE SIMON
MD

- Professor, Department of Thoracic/Head and Neck Medical Oncology, Division of Cancer Medicine, UT MD Anderson Cancer Center



GEORGE K. GITTES
MD

- Chief of Pediatric Surgery and Surgeon-in-Chief Emeritus at the UPMC Children's Hospital of Pittsburgh; Director of the Richard King Mellon Foundation Institute for Pediatric Research; Co-Scientific director at UPMC Children's Hospital

MEET OUR TEAM

CLINICAL ADVISORY BOARD



MICHAEL MORSE

MD, MHS, FACP

- Professor of Medicine, Division of Medical Oncology in the Department of Surgery at Duke University
- Research expertise in targeted therapies and immunotherapies for cancer



COL. GEORGE PEOPLES

MD, FACS

- Chief Executive Officer of Cancer Insight, LLC, a boutique cancer immunotherapy CRO
- Professor of Surgery at Uniformed Services University; Professor of Surgical Oncology at MD Anderson Cancer Center



ANDREW BECKER

MD, PHD

- President and Founder, Becker Pharmaceutical Consulting
- Experience in consulting biotech and pharma companies on a global basis



WILLIAM GANNON, JR.

MD, MBA

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management

MEET OUR TEAM

BOARD OF DIRECTORS



RODNEY VARNER, JD
Chairman of the Board

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



JOSE A. MORENO TOSCANO
Board Director

- Chief Executive Officer, LFB USA Inc
- 20+ years of experience in pharma and biotech industries

Photo Coming Soon

WILLIAM R. WILSON, JR.
Board Director

- Chief Executive Officer, Wilson Land & Cattle Co.
- 40+ years of legal experience spanning health care, biotech, clinical trial management



BRENT LONGNECKER
Board Director

- Chief Executive Officer, Longnecker & Associates
- 30+ years of experience consulting with BODs, CEOs, key executives and advisors in many industries



JAMES E. ROTHMAN, PHD
Strategic Advisor to the Board

- 2013 Nobel Prize in Physiology/Medicine
- Member of the National Academy of Sciences and its Institute of Medicine; Professor of Biomedical Sciences, Yale University; Chairman of the Department of Cell Biology, Yale School of Medicine; Director of the Nanobiology Institute, Yale West Campus

WE BELIEVE

IN A FUTURE OF

TRANSFORMATIONAL

PATIENT CARE

21ST CENTURY GENE THERAPIES

MARKET GAPS AND UNMET NEED

COMBINATION TRIALS WITH TOP SELLING DRUGS

SCALING UP MANUFACTURING

EXPLORING NEW INDICATIONS AND PARTNERSHIPS

Genprex®

NASDAQ: GNPX

1601 Trinity St, Bldg B, #3.312.09, Austin, Texas 78712
(877) 774 - GNPX | investors@genprex.com